© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved RBC Capital Markets Financial Institutions Conference Tim Spence President and Chief Executive Officer March 8, 2023

© Fifth Third Bancorp | All Rights Reserved Cautionary statement 2 This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA (where applicable), HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION.

© Fifth Third Bancorp | All Rights Reserved Why Fifth Third Expanding share in high-growth geographies while generating granular, high-quality loan growth led with fintech lending platforms Through the cycle discipline throughout the bank – credit, liquidity, rates, expense, and capital management Focused on generating top quartile profitability among peers Stability Profitability Growth Generating sustainable value for all our stakeholders 3

© Fifth Third Bancorp | All Rights Reserved Southeast & expansion ~50% Midwest ~50%C&I Corporate Banking 33% Residential mortgage 15% Indirect secured 14% Commercial mortgage 9% Commercial construction 4% Home Equity 3% Dividend Finance 2% Other 6% C&I Regional Banking 14% Consumer and Small Business Banking 53% Commercial Banking 39% Wealth & Asset Mgmt. 8% 5% 7% 8% 12% 14% 15% 19% 19% Consumer deposit Mortgage banking Leasing Other noninterest income Card & Processing Commercial deposit Commercial banking W&AM Discipline throughout the bank has led to a well-diversified balance sheet and mix of fee revenues, and a low annual expense growth Diversification across the franchise Adjusted noninterest income FY22 4 Regional Banking Production (FY22) • Focused on diversified revenue to lessen cyclical impacts, with success in Wealth & Asset Management, Commercial Banking, Treasury Management, and Card & Processing • Total adjusted fee revenue: ~34% of total adjusted revenue in 2022 Deposits By Segment Total Loans As of 4Q22 (Treasury Management) 3-year noninterest expense CAGR vs. peers 2019 – 2022; excludes peers impacted by bank M&A activity 0.4% 2.6% 4.2% 4.7% 5.2% 5.3% X Peer 1 Peer 2 Peer 3 Peer 4 Peer 5

© Fifth Third Bancorp | All Rights Reserved Strong deposit franchise in consumer and commercial 5 Leading consumer deposit franchise – stable and granular 33% 35% 35% 36% 37% 40% 43% 46% 48% 48% 49% 53% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 Deposits for individuals as a % of total deposits 2 31% 33% 35% 42% 45% 46% 47% 48% 49% 51% 52% 54% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 x Peer 3 Peer 2 Peer 1 Deposits in accounts of $250k or less as a % of total deposits 2 Stable retail deposits as a % of total retail deposits 1 Commercial deposit franchise led by peer-leading TM business – operational 9 14 15 15 19 21 21 23 26 26 26 35 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 x Total deposit fees less consumer (OD, maintenance, and ATM fees) relative to total commercial commitments (in bps); 4Q22 LTM 2 1 Source: Includes large-cap banks subject to Liquidity Coverage Ratio disclosures; excludes State Street from analysis; 2 Source: Regulatory filings; 3 Source: Rankings are based on data provided by survey participants in the 2021 Cash Management Services Survey administered by EY. As of 4Q22 As of 4Q22 As of 4Q22 7% 18% 18% 50% 55% 58% 58% 59% 62% 66% 67% Bank 1 Bank 2 Bank 3 Bank 4 Bank 5 Bank 6 Bank 7 Bank 8 Bank 9 X Bank 10 #2 of 34 in Coin and currency revenue #2 of 29 in Retail lockbox remittances #4 of 38 in Total check clearing #5 of 40 in Total ACH originations #5 of 35 in Account reconciliations Top 10 Ranking in EY Cash Management Survey 3 #7 of 36 in Wholesale lockbox remittances #8 of 34 in Controlled disbursement #8 of 30 in Purchasing cards #9 of 31 in Demand deposit accounts

© Fifth Third Bancorp | All Rights Reserved 6 1 See forward-looking statements on page 2 of this presentation Consistently investing for growth through the cycle Consistent strong financial results and top tier profitability Consistent NIM and credit discipline Consistent customer acquisition growth Consistent peer-leading efficiency ratio De novo investments in the Southeast Sales force additions & marketing investments Scaling fintech platforms Platform modernization and digital enablement Consistent outcomesConsistent investments in our businesses • Over 70 Southeast branches added since 2019 • Product innovation led by Momentum Banking in Consumer and Expert AP and Expert AR in Commercial • Added 45 Commercial and Wealth sales FTE in 2022; expect additional sales force expansion in 2023 • Marketing spend increased 10% in 2022 • Expect Dividend Finance loan production in 2023 of ~$4.5BN (with period-end balances of ~$5BN at YE23) 1 • Expanding Provide product offering; expect loan production in 2023 of ~$1BN (with period-end balances of $3BN at YE23) 1

© Fifth Third Bancorp | All Rights Reserved Regional footprint 1 (branch count in white) Major FITB markets 2 with a top 5 deposit share Major FITB markets 2 with a top 10 deposit share 169 103159 72 5 41 76 5 30 162 269 Footprint is well positioned to benefit from the resurgence of domestic manufacturing and infrastructure spending 1 Branch count as of 2/28/23; 2 Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2022 FDIC data); 3 Reshoring Initiative 1H 2022 Data report 7 • Footprint is uniquely positioned to disproportionately benefit from resurgence of domestic manufacturing • ~60% of the jobs recently announced related to US manufacturing initiatives are concentrated in Fifth Third’s footprint (compared to Fifth Third’s footprint representing ~27% of US GDP) ~$600MM of reconstruction will be made to Kennedy expressway reconstruction project ~$3.6BN of improvements will be made to Brent Spence bridge improvement project LG Chem to invest ~$3.2BN for cathode manufacturing plant ~$11.5BN of renovations will be made to Hartsfield-Jackson Airport over next 20 yrs. Florida Power & Light to install 30MM solar panels by 2030 BMW plans to invest ~$1.7BN towards opening a manufacturing plant focused on EV & batteries Charlotte, NC to invest ~$13.5BN to expand light rail 26 miles across the city Intel investing ~$20BN to build one of the world’s largest semiconductor computer chip plant Ford plans to build ~$1.5BN electric vehicle assembly plant GM plans to invest ~$7BN across 4 plants in Michigan to accelerate EV production Poised to extend leadership position Hyundai to invest ~$5.5BN towards opening a manufacturing plant focused on EV & batteries US manufacturing jobs announced 3 (in thousands) 7% 10% 11% 12% 15% 17% 17% 18% 19% Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 FITB Manufacturing loans outstanding as a % of C&I loans (as of 4Q22) 6 348 2010 2012 2014 2016 2018 2020 2022 Several large-scale projects throughout footprint VW plans to build a $2BN EV plant

© Fifth Third Bancorp | All Rights Reserved #6 largest retail bank and growing at 4x the rate of the population in priority Southeast MSAs Charleston, SC Opening 1 st branch in 2H23 → expect ~10 branches by YE25 64% 14% 22% Midwest ex. Chicago Chicago Southeast 8 Key Southeast MSAs Represents a FITB Southeast retail market for 10+ years Repositioning branch network to gain share in high growth markets Southeast franchise overview 4.7% 4.7% 5.2% 5.8% 6.1% 6.3% 6.3% 6.5% 6.9% 7.7% Atlanta, GA Greenville, SC Tampa, FL Charlotte, NC Nashville, TN Charleston, SC Orlando, FL Raleigh-Durham, NC Jacksonville, FL Sarasota, FL Expected 5-year population growth 1 of key Southeast MSAs US national average 2.1% Significant growth in the Carolinas 2 Raleigh- Durham, NC Charleston, SC Greenville, SC Charlotte, NC FY254Q17 100+ Expected by Branch count Jan-23 ~50% ~15% ~35% 2012 2025E $27BN deposits $18BN loans ~4x FITB SE household growth over total industry SE household growth 1 #6 in FITB Southeast MSAs – locations 1 #9 in Southeast states 1 Key Carolina MSAs 43 72 Greenville, SC 4 branches → expect ~10 branches by YE25 Research Triangle Expect to grow to ~25 branches by YE23 (5 branches as of 4Q17) Charlotte, NC 47 branches #5 deposit share 1 Data sourced from S&P Global Market Intelligence; expected population data is for the 2023-2028 period; US average and Southeast footprint based on weighted average population; 2 See forward-looking statements on page 2 of this presentation Branch count as of 1/31/23 ~17% of total ~15% of total

© Fifth Third Bancorp | All Rights Reserved 9 Example Fifth Third Solutions: Product innovation and development: Market leadership: • #3 residential solar national market share • #2 practice finance national market share • Ecosystem revenue of ~$175MM in 2022 (expect to grow at 12% CAGR through 2025 1 ) • >1MM Momentum HHs Momentum Banking Dividend Finance ProvideTM Managed Services • Pioneered solar industry financing model • Proprietary digital-first platform • Focused on scaling existing products, adding Tier 1 contractor partners, synergies with Fifth Third home equity capabilities • Leading practice marketplace referral platform • Expanded to vet services • Added new financing options • >80% of new relationships have deposits, TM, or both Customer-centric, technology-led product innovation and development 1 See forward-looking statements on page 2 of this presentation • First large bank to offer a fintech-equivalent everyday banking offering (2021) • Expanded Early Pay to include income from gig work, gov’t payments, retirement accounts (2Q22) • Ability to receive federal tax refund up to 5 days earlier (4Q22) • Expert AP, Expert AR, Cash Logistics digitize and automate manual “order-to-cash” and “procure-to-pay” processes for Middle Market clients • Currency solutions digitizes cash handling for large retail chains and venues • Over 1/3 of new TM relationships are TM-led 2022 BAI Global Innovation Awards Finalist (1 of 3 traditional US banks) Fifth Third Momentum Banking Provide named One of the World’s Most Innovative Companies by Fast Company

© Fifth Third Bancorp | All Rights Reserved Taking advantage of fintech disruption in healthcare managed services to support our broader strategic growth Healthcare provider revenue cycle management value chain Set up medical billing structure Enable pre- and point-of-care financial analysis Prepare and submit claims to payers Manage open medical claims Receive and reconcile payments from payers Bill patient for balance owed Receive and reconcile payments from patients Pay refunds owed to patients Focal point of fintech acquisition Acquisition of Big Data Healthcare to support strategic growth • Big Data Healthcare - Fintech focused on automated payment reconciliation solutions through intelligent data automation for healthcare providers • Further advances Fifth Third’s digital payments and managed services offerings • Industry leading, scalable platform replaces the need for highly manual labor and accelerates the revenue value chain for our healthcare clients • Catalyst to deepening treasury management relationships in our Healthcare vertical • Expected to be a driver for enhanced fee revenue and operational deposit generation Fifth Third Healthcare vertical at-a-glance • Fifth Third Healthcare was stood up in 2008 and is the longest tenured and most mature commercial vertical • ~$4.3BN 1 in loans as of 12/31/22 • Best in class M&A advisory capabilities • Consistently improved profitability through lending offerings as well as an increased focus on fee revenue 1 Represents balances generated from Fifth Third’s National Healthcare Vertical Group. 10

© Fifth Third Bancorp | All Rights Reserved 11 Anticipated timeline of application and platform upgrades Enhanced mobile app rollout Workday GL conversion FIS: CDs conversions 4Q22 2H23 4Q24 FIS: checking & savings conversions AFS: commercial loan system conversion 4Q25 Unique and simplified product positioning Unique approach to third party platforms • Fifth Third has 7 consumer checking and 4 savings products (compared to potentially 100s at many large regional banks) • Continuing to simplify product line in advance of conversion (Overall TM product simplification – including ~90% reduction in IT customizations and ~50% reduction in billing codes) • Fewer products drastically simplifies conversions • Adopting standard, automated work practices • Minimizing customization for all new platforms enables low friction releases and drastically simplifies conversions (nCino under 5% customization - industry leading) • Deploying reusable APIs • Less customization and leaner processes increase scale benefits and reduce ongoing platform maintenance costs Digital transformation to accelerate product development and improve the customer experience 1H24 FIS: ATM & TM billing conversion through (rolling conversions by product/market) ✓ 1H23 Enhanced chatbot (“Jeanie”) Near-daily code releases to continually enhance app Enhanced customer recommendation engine Netflix-like recommendations (incl. retail employee MyDay portal) Significant improvement to self service capabilities Focused differentiation on enhancing customer experience and streamlining workflows to get work done more efficiently (expect ~85% reduction in CD application processing time)

© Fifth Third Bancorp | All Rights Reserved 12 1 Innovative, software-enabled products that simplify customers’ lives and enhance the client experience Sustained organic growth from positioning the bank to benefit from secular trends and through gaining market share Proactive balance sheet management (credit risk, rate risk, capital) positioning the bank to serve clients and perform well in any environment Commitment to living our purpose every day to improve the lives of our customers and the well-being of our communities Strong profitability and returns driven by expense discipline and relationship profitability focus What you should expect from Fifth Third 2 3 4 5

© Fifth Third Bancorp | All Rights Reserved 13 Appendix

© Fifth Third Bancorp | All Rights Reserved 1. JPMorgan Chase 3,666 1. JPMorgan Chase 1,185 1. JPMorgan Chase 2,340 1. JPMorgan Chase 501 1. Wells Fargo 7,725 2. Bank of America 3,051 2. Bank of America 1,082 2. Bank of America 1,930 2. Bank of America 382 2. JPMorgan Chase 5,135 3. Citigroup 2,417 3. Wells Fargo 962 3. Wells Fargo 1,384 3. Citigroup 196 3. Bank of America 2,893 4. Wells Fargo 1,881 4. Citigroup 681 4. Citigroup 1,382 4. Wells Fargo 144 4. Citigroup 1,253 5. U.S. Bank 675 5. U.S. Bank 390 5. U.S. Bank 525 5. PNC 144 5. Capital One 923 6. PNC 557 6. Truist 327 6. PNC 436 6. U.S. Bank 102 6. PNC 852 7. Truist 555 7. PNC 327 7. Truist 413 7. Truist 69 7. U.S. Bank 766 8. Capital One 455 8. Capital One 313 8. Capital One 333 8. Key 46 8. Fifth Third 609 9. Citizens 227 9. First Republic 167 9. Citizens 181 9. Fifth Third 45 9. Regions 365 10. First Republic 213 10. Citizens 158 10. First Republic 176 10. Regions 44 10. Key 312 11. Silicon Valley Bank 212 11. M&T 132 11. Silicon Valley Bank 173 11. Commerce 37 11. First Premier 258 12. Fifth Third 207 12. Fifth Third 122 12. Fifth Third 164 12. M&T 36 12. Truist 210 13. M&T 201 13. Key 121 13. M&T 164 13. City National 25 13. First National 201 14. Key 190 14. Huntington 121 14. Huntington 148 14. BOKF 24 14. MetaBank 140 15. Huntington 183 15. Regions 97 15. Key 143 15. Huntington 22 15. Silicon Valley Bank 138 16. Regions 156 16. Signature 75 16. Regions 132 16. First Horizon 21 16. Credit One 138 17. Signature 110 17. Silicon Valley Bank 74 17. First Citizens 89 17. Comerica 19 17. Citizens 122 18. First Citizens 109 18. First Citizens 71 18. Signature 89 18. Frost Bank 17 18. The Bancorp Bank 116 19. Zions 90 19. Zions 56 19. Zions 72 19. Synovus 16 19. NABC3 90 20. Comerica 85 20. Western Alliance 54 20. Comerica 71 20. Amalgamated 13 20. Zions 90 ACH Originations2 ($B)Total Assets1 ($B) Loans1 ($B) Deposits1 ($B) Assets Under Management1 ($B) One of the largest U.S. financial institutions across lending, deposits, investments, and payments Note: Data as of 4Q22; Rankings consist of US commercial banks and exclude foreign, trust ,& traditional investment banks. 1 Source: Company filings, 2 Source: Nacha annual rankings of top 50 financial institutions, published April 5, 2022; defined as total ACH originators; 3 North American Banking Company 14 C a t e g o r y I C a t e g o r y I I I C a t e g o r y I V O t h e r

© Fifth Third Bancorp | All Rights Reserved 12.2% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 Focused on generating long-term shareholder value 60.5% Peer 10 x Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 11.7% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 X Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.8% Peer 10 Peer 9 Peer 8 Peer 7 x Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.8% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 x Peer 2 Peer 1 55.6% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 15 ROE ex. AOCI 1 FY18 FY22 FY18 FY22 FY18 FY22 PPNR / average assets 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term performance horizon Expect to continue generating top-tier financial results 1 Non-GAAP measure: see reconciliation on page 34 of this presentation and use of non-GAAP measures on pages 27-29 of the 4Q22 earnings release

© Fifth Third Bancorp | All Rights Reserved ~$24BN in sustainable financing towards $100BN goal 208 due diligence reviews for sensitive sectors in compliance with E&S Risk Management Framework 1 52% reduction in Scope 1 and 2 GHG emissions since 2014 4 100% renewable energy purchased since 2019 Achieved carbon neutrality in our operations since 2020 6 $500MM inaugural Green Bond issued in October 2021 8 16 Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $180MM Neighborhood Investment Program in nine majority-Black communities $1.2BN provided in community development lending and investment 3 $39.2MM in charitable donations to support communities ~3MM people educated through our LIFE programs 7 ~118K hours of community service and $6MM in employee giving $20/hour minimum wage with over 40% of workforce receiving mid-year compensation increase Up to 7% 401(k) employer contribution with 80% participation ~776K hours of training (40 hours average / FTE) Decrease in overall turnover from 21.2% in 2021, to 21.0% in 2022 New flexible PTO policy including volunteer paid time away for full-time (8 hours) and part-time (4 hours) employees 12MM customer outreach calls, continuing our heightened connection to the customer 2.5% consumer household growth Low reliance on punitive consumer fees, with $13MM in NSF fees eliminated and $39MM in overdraft fees avoided with Extra Time ® $27BN deposited up to 2 days early with Early Pay ® $26MM in consumer cash back rewards with 5/3 Cash/Back cards 22% reduction in monthly complaint volume since 2019 $2.7BN delivered towards $2.8BN accelerating racial equality, equity and inclusion initiative since 2021 38% board diversity 2 58% women; 28% persons of color in workforce >99% pay equity for women and minorities 5 $119MM Tier 1 diverse supplier spend, over 11% of net addressable spend Launched employee Sustainability Business Resource Group in June 2022 Fifth Third is committed to supporting customers, communities and employees Sustainability priorities and metrics 1 Data is for 9/23/2020 through 12/31/2022. The Environmental and Social Risk Management Framework (previously Environmental and Social Policy) can be found at https://ir.53.com/esg/enviromental/ 2 In terms of ethnicity or gender 3 Preliminary 4 Data is through 9/30/2022 5 Refer to the 2021 ESG report for additional details on methodology. 6 For Scope 1, Scope 2 and business travel under Scope 3 emissions. Projected full year 2022 CO2e emissions are based on 2022 year-to-date data as well as historical company data from 2014-2021. Final CO2e emissions will be made available in 2023 following independent verification. 7 Since 2004 8 Sustainable Bond Report can be found at https://ir.53.com/esg/Sustainable-Bonds/.

© Fifth Third Bancorp | All Rights Reserved 17 Actions Demonstrating Leadership Third-party recognitions $500,000 donated for hurricane relief in Florida Through Fifth Third Foundation in addition to other assistance programs Published 3 rd ESG report Available on ir.53.com Announced 10-year $100BN Environmental & Social Finance Target Expansion of the original $8BN renewable energy goal achieved in June 2022 Aligned executive compensation to ESG priorities ESG Funding Modifier added to 2022 Variable Compensation Plan Established sustainability office Leading comprehensive environmental, social and governance strategy, which includes the Bank’s climate strategy and sustainable finance initiatives Acquisition of Dividend Finance A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement $ 20 minimum wage per hour Effective July 2022, increase from $18 per hour since 2019 Expanded operational sustainability goals Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75% Top Workplace in Financial Services Recognized by Energage in 2022 SSGA R-Factor Score January 2023 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score Corporate Sustainability Assessment 88 th percentile Top among peers 1 MSCI ESG Rating February 2023 A Upgraded 3 notches CSRHub ESG Ranking February 2023 89 th percentile Top quartile among peers 1 ESG Risk Rating 2 February 2023 Low Risk Top quartile among peers 1 Refinitiv ESG Combined Score January 2023 A- (80/100) Top quartile among peers 1 A recognized leader in sustainability among peers 1 Peer group comprises of Fifth Third’s board approved peers. 2 From leading third-party ESG data provider. For Express Banking account Perfect 100% Score Human Rights Campaign Corporate Equality Index for seventh consecutive year “OUTSTANDING” Received highest overall rating possible on most recent Community Reinvestment Act performance examination from the Office of the Comptroller of the Currency, including each of the three tests: Lending, Investment, and Service

© Fifth Third Bancorp | All Rights Reserved Combining the best of fintech and traditional banks Free access to direct deposit up to two days early ✓ Expanded to include gov’t payments & retirement accounts ✓ Expanded to include income from gig work ✓ Expanded to receive federal tax refund up to 5 days earlier • >1 million Fifth Third Momentum households • Median age of 36, and a ~$9,000 avg. deposit balance • 20MM paychecks ($27B) sent to customers early in 2022 • $39MM overdraft fees avoided through Extra Time in 2022 • $450MM funds advanced through MyAdvance in 2022 Momentum metrics Early Pay Extra Time ® Additional time to make a deposit and avoid overdraft fees (until midnight the following business day) MyAdvance TM Immediate Funds Ability to advance funds against future qualified direct deposits (line starts at $100, up to $1,000) No monthly service fee No minimum balance 40,000+ fee free ATMs ~1,100 branch network Automated, algorithm-based savings Savings Goals Free Overdraft Protection Automatic overdraft protection transfer from savings to checking with no fee Momentum Banking offers a unique value proposition for customers and generates strong noninterest bearing deposits 18 Unique value proposition ✓ Noninterest bearing checking product, given the other valuable services provided ✓ Ongoing product enhancements ✓ Granular, sticky deposit growth ✓ Higher primacy and higher retention than previous new-to-bank customers

© Fifth Third Bancorp | All Rights Reserved $2.6 ~$4.5 $1.1 ~$1.0 $3.7 ~$5.5 FY22 FY23E Dividend Provide Generating differentiated outcomes through fintech lending platforms Dividend Finance and Provide 19 Dividend and Provide driving high quality, granular loan growth 1 1 See forward-looking statements on page 2 of this presentation • #3 US market share - solar lending • Robust contractor network operating in 40 states • Sales and project management solutions • Unique among loan types given it can lower borrower expenses • Projected originations ~90%/10% solar/home improvement • ~$128K average income per household (770+ FICO on solar originations) • Expect to achieve profitability in 2024 1 • Avg. solar loan size ~$50K, avg. WAL ~9 years, production yield ~8% • Expect through-the-cycle annual NCOs in the ~1.25% area 1 Expect Dividend and Provide to account for almost all of Bancorp FY23 average loan growth (of +3 to 4%) 1 • #2 US market share – healthcare practice finance (mostly dental) • Operating in all 50 states • Expanded to vet services and added new financing options • >80% of new relationships have deposits, TM, or both • Avg. loan size ~$600K, avg. WAL ~5 years, production yield ~5% • Expect through-the-cycle annual NCOs in the ~0.30% area 1 Loan production ($BN) Dividend Finance overview Provide overview

© Fifth Third Bancorp | All Rights Reserved 20 Well diversified commercial portfolio favoring large borrowers with a track record of resilience 15% 14% 13% 8%7% 7% 6% 6% 5% 4% 4% 11% Real Estate Manufacturing Financial Services & Insurance Business Services Health Care Wholesale Trade Retail Trade Accommodation & Food Mining Communication & Information Construction Other Commercial portfolio balances by NAICS code $76B Proactive monitoring of credit risk exposure • Utilizing multi-factor client specific early warning systems for both public and private companies to create a composite score. Factors include: • Real-time liquidity metrics (monitoring of unexpected revolver utilization and unexpected overdraft occurrences) • Covenant monitoring and third-party portfolio insights, which includes a forward-looking view of vulnerabilities based on firm specific and industry trends • Well-diversified by property type with lower exposures to hospitality and retail • Non-owner occupied CRE office (~$1.6BN) is primarily concentrated in Class A trophy properties • Lowest concentration of CRE as a percentage of total risk-based capital relative to peers Prudent credit risk management across all portfolios Portfolios of interest Deliberately positioned the commercial portfolio to be resilient through the cycle 1 Source: Loan Stats Weekly from Pitchbook Commercial Real Estate • Highly monitored leveraged lending portfolio balances sub-$3BN has decreased ~65% since 1Q16 while total commercial loans have increased ~35% • Represents ~2% of total loans in 4Q22 vs. ~8% in 2015 • <25% of exposures are cov-lite vs. ~90% market average 1 • ~40% of ~$37BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction • Lead left / lead right on ~40% of relationships Leveraged Lending Shared National Credits (SNC)

© Fifth Third Bancorp | All Rights Reserved 56% 18% 22% 4% 63% 16% 18% 3% 12/31/19 21 Portfolio focused on prime and super prime borrowers 12/31/22 Consumer Loan Portfolio FICO at origination Conservative consumer loan portfolio well positioned in this environment 750+ 720-749 <660 660-719 • ~85% of total Fifth Third consumer portfolio loans consists of homeowners (U.S. homeownership rate of ~66%) • 83% of total consumer portfolio earns more than $60K (~50% is the US average) • ~85% of the Fifth Third consumer portfolio is secured Consumer portfolio uniquely positioned

© Fifth Third Bancorp | All Rights Reserved 0.38% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 4Q22 0.22% 0% 2% 4% 6% 8% 1Q04 1Q08 4Q12 1Q20 4Q22 0.42% 0% 1% 2% 3% 4% 5% 1Q04 1Q08 4Q12 1Q20 4Q22 0.13% 0% 4% 8% 12% 1Q04 1Q08 4Q12 1Q20 4Q22 Significantly improved credit profile Non-Performing Loans 1 Total Net Charge-Offs 2 Consumer Net Charge-Offs 2 Commercial Net Charge-Offs 2 • Centralized credit underwriting, with strict industry and geography concentration limits • Exited certain CRE segments and have maintained lowest CRE concentration among peers • Improved client selection discipline around borrowers with demonstrated character, experience and access to capital • Focused corporate banking coverage on targeted industry verticals with specialized coverage, underwriting, and risk support • Established a special assets group to manage higher risk assets • Exited $5B in commercial loans given through-the-cycle risk/return requirements • Halted national indirect commercial lease originations (~$2B) • Exited commodity trader lending • Sold residential mortgage TDR portfolio • Changed credit card strategy, focusing on in- footprint prime and super prime transactors 1 Source: S&P Global Market Intelligence; 2 Source: Company filings Select actions taken since the financial crisis: Pre-crisis average: 0.48% Financial crisis average: 2.30% Pre-pandemic average: 0.44% Pre-crisis average: 0.48% Financial crisis average: 2.62% Pre-pandemic average: 0.65% Pre-crisis average: 0.38% Financial crisis average: 2.41% Pre-pandemic average: 0.33% Pre-crisis average: 0.60% Financial crisis average: 2.21% Pre-pandemic average: 0.62% 22

© Fifth Third Bancorp | All Rights Reserved 23 ($3BN @ 2.25% 1- month LIBOR strike) Cash flow hedges continue to protect NIM 1 EOP notional value of cash flow hedges ($ in billions) Actual Cash flow hedges 1 Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR. 2 $3BN floors mature on 12/16/2024. Swap protection extends through 2031 ($3BN added in 4Q22) ~$125MM uplift starting in 2025 regardless of rate environment Floors Forward starting swaps Existing swaps weighted average receive fix rate (swaps only) 2.35% 2.37% 2.37% 3.27%2.37% 2.35%2.34% 2.34% 2.34% 2.50% 3.17% 3.17% 3.19% 3.44% 2

© Fifth Third Bancorp | All Rights Reserved 37% 39% 9% 11% 4% 75% 14% 7% 4% • 66% allocation to bullet/ locked- out cash flow securities • AFS yield: 2.97% 5 • Effective duration of 5.36 6 • Net unrealized pre-tax loss: $6.0BN • 99% AFS 11 $24.6BN fixed 3 | $51.7BN variable 1,2 Commercial loans 1,2,3 Balance sheet positioning as of 12/31/22 24 0% 100% Fix | 0% Variable 85% Fix | 15% Variable Investment portfolioConsumer loans 1 Long-term debt 4 $36.8BN fixed | $8.3BN variable 1 $7.6BN fixed | $6.1BN variable 4 • 1M based: 45% 7, 12 • 3M based: 6% 7, 12 • Prime & O/N based: 15% 7,12 • Other based: 1% 7,10, 12 • Weighted avg. life: 1.9 years 1,3 • 1M based: 2% 8,12 • 12M based: 2% 8,12 • Prime: 12% 8 • Other based: 3% 8,12,13 • Weighted avg. life: 3.8 years 1 • 1M based: 15% 9 • 3M based: 7% 9 • SOFR based: 22% • Weighted avg. life: 4.6 years C&I 27% Fix | 73% Variable Coml. mortgage 41% Fix | 59% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 90% Fix | 10% Variable Home equity 8% Fix | 92% Variable Senior debt 52% Fix | 48% Variable Sub debt 65% Fix | 35% Variable Auto securiz. proceeds 100% Fix | 0% Variable Coml. construction 33% Fix | 67% Variable Credit card 40% Fix | 60% Variable Other 79% Fix | 21% Variable Other 85% Fix | 15% Variable Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $12BN in active cash flow hedges ($8BN in C&I receive-fixed swaps and $4BN in CRE receive-fixed swaps) and ~$6.0BN fair value hedges associated with long-term debt (receive-fixed swaps). • The impacts of PPP loans (given the expected temporary nature) are excluded Includes $5.2BN non-agency CMBS (All super-senior, AAA-rated securities; 57.9% WA LTV, ~38.7% credit enhancement) Auto/Indirect 97% Fix | 3% Variable 23% 55% 22% 77% 20% 1% 2% 1 Excludes HFS Loans & Leases; 2 Fifth Third had $12B of commercial variable loans classified as fixed given the impacts of $8BN in C&I receive-fix swaps and $4BN in CRE receive-fix swaps; Excludes forward starting swaps & floors; Excludes$3BN in out-of-the-money floors with a 2.25% 1ML strike currently on the balance sheet; 3 Excludes ~$0.1BN in Small Business Administration Paycheck Protection Program (PPP) loans; 4 Fifth Third had $705MM 3mL receive-fix swaps, $2.25BN 1mL receive-fix swaps, and $3.0BN SOFR receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; 5 Yield of the 4Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; 6 Effective duration taxable and non-taxable available for sale portfolio; 7 As a percent of total commercial, excluding PPP loans; 8 As a percent of total consumer; 9 As a percent of par; 10 Includes 12M term, 6M term, and Fed Funds based loans; 11 Excludes equity securities; 12 Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; 13 Includes overnight term, 3M term, 6M term, 12M term and Fed Funds

© Fifth Third Bancorp | All Rights Reserved 12% 2% 48% 17% 2% 14% 4% Agency CMBS ABS Agency RMBS Agency CMO Other Non-agency CMBS US Treasury Muni Non-Agency RMBS Securities portfolio mix 1,2 52% 12% 11% 11% 9% 5% Differentiated securities portfolio has generated peer- leading yields for 7+ years and provides stable cash flows Consistent securities yield outperformance 1 FY15 FY16 FY17 FY18 FY19 FY20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 FITB Peer Median Peer average $58B ~31% of earning assets 67% invested in bullet and locked-out structures ~100 bps outperformance over past 8 qtrs ~90 bps outperformance from FY15 to FY20 Fifth Third ~25% of earning assets 25 • Expect existing securities portfolio cash flows to remain stable for foreseeable future (cash flows expected to represent <10% of the portfolio for several years) 3 • Maintained a stable duration despite volatile rate environment • Limited extension risk given structure of portfolio Totals may not foot due to rounding; 1 Source: Regulatory data pulled from S&P Market Intelligence; Peer group is comprised of Fifth Third’s board approved peers; 2 Structured financial products caption is mapped to Agency CMBS; 3 See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q22 earnings release

© Fifth Third Bancorp | All Rights Reserved 4Q21 3Q22 4Q22 NCO ratio 1 0.10% 0.17% 0.13% 30-89 Delinquencies 0.11% 0.19% 0.14% 90+ Delinquencies 0.03% 0.03% 0.02% Nonperforming Loans 2 0.48% 0.39% 0.34% 26 Total loans $ in billions; including HFS Period-end QoQ change Average QoQ change Key statistics Total commercial portfolio overview 1.8% 4.7% 4.2% 1.9% 1.5% 5.3% 3.8% 2.9% 1.1% 0.8% Average - Commercial Loans & Leases Period-end Commercial Loans & Leases 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.11% 0.24% 0.14% 30-89 Delinquencies 0.14% 0.22% 0.14% 90+ Delinquencies 0.03% 0.03% 0.02% Nonperforming Loans 2 0.54% 0.45% 0.38% 27 Portfolio loans $ in billions Period-end QoQ change Average QoQ change Key statistics Revolving Line Utilization Trend 3 Commercial & industrial overview 3.8% 6.0% 5.5% 2.1% 1.8% 8.0% 4.4% 4.1% 0.6% 1.4% Average - C&I Period-end C&I 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 Total commercial portfolio line utilization

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.03% (0.03%) 0.00% 30-89 Delinquencies 0.03% 0.10% 0.16% 90+ Delinquencies 0.01% 0.00% 0.00% Nonperforming Loans 2 0.35% 0.25% 0.29% Commercial real estate overview 28 CRE Mortgage Balance by owner occupancy CRE Construction Balance by property type Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases $ in billions (1.3%) 3.6% (0.1%) 2.6% (0.4%) (2.9%) 2.0% 1.1% 1.5% 0.8% Multifamily Other Retail Hospitality Office Industrial Home Builder 4Q21 1Q22 2Q22 3Q22 4Q22 Non-owner occupied 52% Owner occupied 48% Other 17% Industrial 6% Retail 18% Hospitality 19% Office 20% Multifamily 20% Non-owner occupied property type mix

© Fifth Third Bancorp | All Rights Reserved 4Q21 3Q22 4Q22 NCO ratio 1 0.21% 0.28% 0.38% 30-89 Delinquencies 0.43% 0.43% 0.57% 90+ Delinquencies 0.23% 0.07% 0.06% Nonperforming Loans 2 0.39% 0.51% 0.56% Weighted average FICO at origination 3 765 765 765 Weighted average LTV at origination 4 74% 80% 78% Total consumer portfolio overview 29 Portfolio FICO score at origination 3 $ in billions; including HFS Total loans Key statistics Period-end QoQ change Average QoQ change 0.1% (1.8%) 0.2% 0.6% (0.4%) (0.5%) (1.4%) 1.7% (0.5%) (0.1%) 750+720-749<660 660-719 4% Period-end Consumer loansAverage Consumer loans 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired consumer loans; 4 Portfolios include home equity, residential mortgage, & indirect secured consumer

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 (0.06%) (0.02%) 0.01% 30-89 Delinquencies 0.12% 0.10% 0.17% 90+ Delinquencies 0.44% 0.04% 0.04% Nonperforming Loans 2 0.20% 0.65% 0.70% Weighted average FICO at origination 3 765 766 765 Weighted average LTV at origination 71% 71% 71% Residential mortgage overview 30 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (0.2%) 1.9% 5.2% 1.5% (0.2%) 1.5% 4.6% 2.5% 0.2% 0.2% 750+720-749<660 660-719 4% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired mortgage loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 (0.18%) (0.08%) 0.02% 30-89 Delinquencies 0.61% 0.55% 0.74% 90+ Delinquencies 0.02% 0.03% 0.02% Nonperforming Loans 2 1.89% 1.70% 1.66% Weighted average FICO at origination 3 763 767 767 Weighted average LTV at origination 68% 67% 67% Home equity overview 31 Portfolio FICO score at origination 3 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change (5.2%) (4.1%) (2.8%) 1.6% 1.7% (4.5%) (4.1%) (0.3%) 2.4% 1.0% 750+720-749<660 660-719 2% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude certain acquired home equity loans

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 0.14% 0.24% 0.32% 30-89 Delinquencies 0.61% 0.65% 0.86% 90+ Delinquencies 0.05% 0.06% 0.00% Nonperforming Loans 2 0.16% 0.09% 0.18% Indirect secured consumer overview 32 Portfolio FICO score at origination Includes primarily RV & Marine $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1% 4.8% 4.8% 0.6% (2.8%) (1.3%) 4.9% 3.8% (2.3%) (2.2%) (0.6%) 750+720-749<660 660-719 Weighted average FICO at origination 3 766 768 768 Weighted average LTV at origination 88% 88% 88% Period-endAverage 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

© Fifth Third Bancorp | All Rights Reserved Classification: Internal Use 4Q21 3Q22 4Q22 NCO ratio 1 2.90% 2.69% 2.85% 30-89 Delinquencies 1.02% 1.02% 1.12% 90+ Delinquencies 0.85% 0.79% 0.96% Nonperforming Loans 2 1.30% 1.30% 1.44% Credit card overview 33 Portfolio FICO score at origination 3 750+720-749<660 660-719 $ in billions Portfolio loans Key statistics Period-end QoQ change Average QoQ change 1 For Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis. 2 Nonperforming portfolio loans and leases as a percent of portfolio loans and leases 3 FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years (0.5%) (2.8%) 0.8% 3.1% 2.2% 1.3% (4.3%) 4.3% 0.4% 5.9% Weighted average FICO at origination 3 741 742 743 4% Period-endAverage

© Fifth Third Bancorp | All Rights Reserved 34 Non-GAAP reconciliation Note: For specific adjustments refer to non-GAAP reconciliations in the 1Q19 and 4Q22 earnings presentations; 1 Assumes 23% tax rate; totals may not foot due to rounding Fifth Third Bancorp and Subsidiaries For the Last Twelve Months Ended For the Last Twelve Months Ended $ in millions (unaudited) 2018 2022 Net interest income 4,140 5,609 Add: Taxable equivalent adjustment 16 16 Net interest income (FTE) (a) 4,156 5,625 Noninterest income (b) 2,790 2,766 Total Revenue (FTE) (c) [(a + b)] 6,946 8,391 Revenue adjustments (504) 96 Adjusted Total Revenue (d) 6,442 8,487 Noninterest expense (e) 3,958 4,719 Expense adjustments (64) 0 Adjusted noninterest expense (f) 3,894 4,719 Pre-provision net revenue (PPNR) (g) [(c) - (e)] 2,988 3,672 Adjusted PPNR (h) [(d) - (f)] 2,548 3,768 Net income available to common shareholders (i) $2,118 2,330 Average Bancorp shareholders' equity (U.S. GAAP) 15,970 19,080 Less: Average preferred stock (1,331) (2,116) Average common shareholders' equity (j) 14,639 16,964 Less: Average accumulated other comprehensive income ("AOCI") 575 2,689 Average common shareholders' equity, excluding AOCI (k) 15,214 19,653 Average assets (l) $142,183 $206,929 Adjustments - pre-tax (440) 96 Adjustments - after-tax 1 (m) (339) 59 Adjusted net income available to common shareholders (n) [(i) + (m)] 1,779 2,389 Metrics: Return on average common equity [(i) / (j)] 14.5% 13.7% Adjusted return on average common equity [(n) / (j)] 12.2% 14.1% Adjusted return on average common equity, excluding AOCI [(n) / (k)] 11.7% 12.2% PPNR / average assets [(g) / (l)] 2.1% 1.8% Adjusted PPNR / average assets [(h) / (l)] 1.8% 1.8% Efficiency ratio (FTE) [(e) / (c)] 57.0% 56.2% Adjusted efficiency ratio [(f) / (d)] 60.5% 55.6%